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                                                                   EXHIBIT 21.01

                SUBSIDIARIES OF TRAVELERS PROPERTY CASUALTY CORP.

                             As of December 31, 1998
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

Name of Subsidiary Company                                                                      Place of Jurisdiction
--------------------------                                                                      ---------------------
 . . .  The Standard Fire Insurance Company                                                      Connecticut

 . . .  . . .  AE Properties, Inc.                                                               California

 . . .  . . .  . . .  AE Town and Country Limited Partnership                                    Arizona

 . . .  . . .  . . .  Bayhill Associates                                                         California

 . . .  . . .  . . .  Bayhill Restaurant II Associates                                           California

 . . .  . . .  . . .  Industry Land Development Company                                          California

 . . .  . . .  . . .  Industry Partners *                                                        California

 . . .  . . .  Community Rehabilitation Investment Corporation                                   Connecticut

 . . .  . . .  Standard Fire UK Investments, LLC                                                 Connecticut

 . . .  . . .  The Automobile Insurance Company of Hartford, Connecticut                         Connecticut

 . . .  . . .  TravCal Secure Insurance Company                                                  California

 . . .  . . .  . . .  TravCal Indemnity Company                                                  California

 . . .  . . .  Travelers Alpha Holdings, Inc. *                                                  Connecticut

 . . .  . . .  Travelers Personal Security Insurance Company                                     Connecticut

 . . .  . . .  Travelers Property Casualty Insurance Company                                     Connecticut

 . . .  . . .  Travelers Property Casualty Insurance Company of Illinois                         Illinois

 . . .  The Travelers Indemnity Company                                                          Connecticut

 . . .  . . .  Black Enterprise/Greenwich Street Corporate Growth Partners L.P.                  Delaware

 . . .  . . .  Commercial Insurance Resources, Inc.                                              Delaware

 . . .  . . .  . . .   Gulf Insurance Company                                                    Missouri

 . . .  . . .  . . .   . . .   Atlantic Insurance Company                                        Texas

 . . .  . . .  . . .   . . .   Gulf Group Lloyds                                                 Texas

 . . .  . . .  . . .   . . .   Gulf Insurance Holdings UK Limited                                England

 . . .  . . .  . . .   . . .   . . .  Gulf Insurance Company U.K. Limited                        England

 . . .  . . .  . . .   . . .   Gulf Risk Services, Inc.                                          Delaware

 . . .  . . .  . . .   . . .   Gulf Underwriters Insurance Company                               Missouri

 . . .  . . .  . . .   . . .   Select Insurance Company                                          Texas

 . . .  . . .  Countersignature Agency, Inc.                                                     Florida

 . . .  . . .  Cripple Creek Venture Partner L.P. *                                              Colorado

 . . .  . . .  First Floridian Auto and Home Insurance Company                                   Florida

 . . .  . . .  First Trenton Indemnity Company                                                   New Jersey

 . . .  . . .  . . .   Red Oak Insurance Company                                                 New Jersey

 . . .  . . .  Midkiff Development Drilling Program, L.P. *                                      Texas

 . . .  . . .  Parrish Equipment Partners, L.P. *                                                New York

 . . .  . . .  Pep Pendulum Holdings, L.L.C.                                                     New York

 . . .  . . .  Salomon Brothers Capital Structure Arbitrage Fund I, L.P. *                       Delaware

 . . .  . . .  Secure Affinity Agency, Inc.                                                      Delaware

 . . .  . . .  The Charter Oak Fire Insurance Company                                            Connecticut
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
 . . .  . . .  The Phoenix Insurance Company                                                     Connecticut

 . . .  . . .  . . .   Constitution State Service Company                                        Montana

 . . .  . . .  . . .   Constitution State Services LLC *                                         Delaware

 . . .  . . .  . . .   Phoenix UK Investments, LLC                                               Delaware

 . . .  . . .  . . .   The Travelers Indemnity Company of America                                Connecticut

 . . .  . . .  . . .   The Travelers Indemnity Company of Connecticut                            Connecticut

 . . .  . . .  . . .   The Travelers Indemnity Company of Illinois                               Illinois

 . . .  . . .  The Premier Insurance Company of Massachusetts                                    Massachusetts

 . . .  . . .  The Travelers Home and Marine Insurance Company                                   Indiana

 . . .  . . .  The Travelers Indemnity Company of Missouri                                       Missouri

 . . .  . . .  The Travelers Lloyds Insurance Company                                            Texas

 . . .  . . .  The Travelers Marine Corporation                                                  California

 . . .  . . .  TravCo Insurance Company                                                          Indiana

 . . .  . . .  Travelers Bond Investments, Inc.                                                  Connecticut

 . . .  . . .  Travelers Foreign Bond Partnership                                                Connecticut

 . . .  . . .  Travelers General Agency of Hawaii, Inc.                                          Hawaii

 . . .  . . .  Travelers Medical Management Services Inc.                                        Delaware

 . . .  . . .  Triple T Diamond Gateway LLC                                                      Delaware

 . . .   TPC Investments, Inc.                                                                   Connecticut

 . . .   Travelers (Bermuda) Limited                                                             Bermuda

 . . .   Travelers Casualty and Surety Company                                                   Connecticut

 . . .  . . .  2677 Main Street Associates LLC                                                   Delaware

 . . .  . . .  Farmington Casualty Company                                                       Connecticut

 . . .  . . .  . . .   Heartland Insurance Services, Inc.                                        Connecticut

 . . .  . . .  Ponderosa Homes*                                                                  Connecticut

 . . .  . . .  T-W Master LLC                                                                    Delaware

 . . .  . . .  . . .   T-W Santa Clara LLC                                                       Delaware

 . . .  . . .  Travelers Casualty & Surety Company of Canada                                     Canada

 . . .  . . .  Travelers Casualty and Surety Company of America                                  Connecticut

 . . .  . . .  Travelers Casualty and Surety Company of Illinois                                 Illinois

 . . .  . . .  Travelers Casualty Company of Connecticut                                         Connecticut

 . . .  . . .  Travelers Casualty UK Investments, LLC                                            Connecticut

 . . .  . . .  Travelers Commercial Insurance Company                                            Connecticut

 . . .  . . .  Travelers Excess and Surplus Lines Company                                        Connecticut

 . . .  . . .  Travelers Lloyds of Texas Insurance Company                                       Texas

 . . .  . . .  Travelers Tribeca Investments, Inc.                                               New York

 . . .   Travelers P&C Capital I                                                                 Delaware

 . . .   Travelers P&C Capital II                                                                Delaware

 . . .   Travelers P&C Capital III                                                               Delaware

 . . .   Tribeca Alternative Strategies, Inc.                                                    Connecticut
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*   Indicates that wholly owned subsidiary is partially owned by more than one subsidiary of Citigroup Inc.